IR PRESENTATION

QUALSTAR®

N2Power™
A Qualstar® Company

PRESENTED BY:

Lawrence Firestone

June 2013

IR PRESENTATION

Forward Looking Statements

This presentation contains forward-looking statements relating to expectations, plans or prospects for Qualstar Corporation that are based upon the current expectations and beliefs of Qualstar's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Qualstar does not expect to, and disclaims any obligation to, publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Qualstar, however, reserves the right to update such statements or any portion thereof at any time for any reason. In particular, the following factors, among others, could cause actual or future results to differ materially from those suggested by the forward-looking statements: Qualstar's ability to successfully execute on its strategic plan and meet its long-term financial goals; Qualstar's ability to successfully implement and recognize cost savings; Qualstar's ability to develop and commercialize new products; industry and customer adoption and acceptance of Qualstar's new products; Qualstar's ability to increase sales of its products; the rescheduling or cancellation of customer orders; unexpected shortages of critical components; unexpected product design or quality problems; adverse changes in market demand for Qualstar's products; increased global competition and pricing pressure on Qualstar's products; and the risks related to actions of activist shareholders, including the amount of related costs.

For further information on these and other and other cautionary statements, please refer to the risk factors discussed in Qualstar's filings with the U.S. Securities and Exchange Commission including, but not limited to, Qualstar's Annual Report on Form 10-K for the fiscal year ended June 30, 2012, the "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of such Form 10-K, and any subsequently filed reports. All documents also are available without charge through the SEC's website (www.sec.gov) or from Qualstar's website (www.qualstar.com).

IR PRESENTATION

Important Shareholder Information

In connection with its 2013 Annual Meeting of Shareholders, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has mailed the definitive proxy statement and WHITE proxy card to its shareholders. **WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.** Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC's website (www.sec.gov), at Qualstar's website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. In addition, copies of the definitive proxy materials may be requested from the Company's proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.

Allen Alley, Chairman of the Board

The Storage Crisis: A Vast Business Opportunity

- Individuals drive 75% of data generation
- Enterprise responsible for 80% of storage/security
- LESS than 1/3 of all stored data is secure

- Unstructured data
- Strained systems
- Disk drive failures
- Cost-prohibitive

IR PRESENTATION

Fast-Growing Markets; Trillions Invested


Solid State
Performance Storage
Regular Storage
Archive
Backup
Cost per Terabyte
$0
Capacity
QUALSTAR
Next Target Market
19K Install Base
Large Enterprise
IBM, Oracle, SpectraLogic
Small Enterprise
Mid-sized companies
Small companies

IR
PRESENTATION

Industry Commentary

Tiered storage solution using disks for short-term storage and tape for long-term archival could cut an enterprise storage system cost by 50%

– Oracle

Global installed enterprise tape storage capacity for data archival predicted to grow from >10MM TB in 2011 to 50MM TB by 2015

– IDC 2012

"Tape vendors continue to innovate and deliver compelling new features with lower economics which are positioning tape as the optimal choice for long-term archiving as well as continuing to play a key role for backup."

– Fred Moore Horison Information Strategies

IR
PRESENTATION

Targeting Two High Growth Markets

Data Storage & Protection

Mid-Range Storage





Enterprise Storage

Power Conversion

Network/ Telephony



LED Lighting



Instrument/ Appliance



IR PRESENTATION

BKF Proxy Contest

- BKF has made two prior attempts to take control of Qualstar without paying shareholders an appropriate control premium
  - Proxy contest in June 2012: Sought replacement of entire Qualstar Board at a special shareholder meeting
  - Unsolicited partial tender offer in January 2013:
    - *If completed and fully subscribed, BKF would have owned 43.2% of Qualstar outstanding shares*
    - *BKF offered the "lowest price that might be acceptable to shareholders consistent with [BKF's] objectives"*
    - *Purpose was to obtain a "controlling influence" over Qualstar*
- Current proxy contest: Replacement of entire Qualstar Board with BKF's hand-picked nominees
  - *Qualstar offered*: 2 Board seats, reimbursement of expenses, and termination of rights agreement
  - But BKF *prefers to pursue proxy contest*

BKF's Plans for Qualstar

- In 2012, BKF's stated plan was to divest Qualstar's storage business and distribute cash to shareholders
- Now, with Qualstar's storage business thriving and the company positioned for profitability and growth, BKF claims it would take control to "implement operational strategies" for profitability
  - *This is what management is already doing*

Qualstar believes BKF's <u>real</u> plan is to:

- *Acquire Qualstar at the "lowest price" possible*
  - *to avoid adverse regulatory consequences*
- *NOT for the benefit of all shareholders*

VOTE WHITE CARD

- Join management in transformation of Qualstar already underway

IR PRESENTATION

Larry Firestone, CEO

Two Distinct Business Units

Data Storage & Protection

QUALSTAR®

- Tape library backup/storage
- Data backup, archival storage and disaster protection
- Highly scalable products



Power Conversion

N2Power™
A Qualstar® Company

- Large portfolio of AC-DC and DC-DC power supplies
- High density, high-efficiency
- Reduced power, heat and cost



The Starting Point

- High quality, reliable storage and power conversion products
- Qualstar's large size and structure driven by Y2K
- Current market dynamics make model unsustainable

- ➢ High breakeven business model
- ➢ High fixed overhead and high inventories with low margins (27%)
- ➢ Non-scalable, in-house manufacturing, non-ISO 9000 certified
- ➢ Strained working capital carrying inventory
- ➢ Unprofitable products
- ➢ In need of governance and board enhancements

IR PRESENTATION

In June 2012, Initiated Strategic Plan

- Margin Expansion
- Sales Growth
- New Product Introduction/Production
- Working Capital Management
- Inorganic Growth

We set out to…
Reconfigure Qualstar for the Next Stage of Growth

- Implement 5 point Strategic Plan
- Right-size the organization
- Eliminate unprofitable parts of business
- Implement scalable manufacturing
- Establish a variable cost of goods model
- Implement an engineering structure to produce new, high quality products
- Strengthen sales team, add resellers, distributors, non-traditional channels
- Enhance management, board and governance structure

With 1 Goal in mind…

Deliver a growing, profitable, low-overhead model, with positive cash flow

IR PRESENTATION

Strong Management Additions
Turnaround Experience

Management	Relevant Experience	New
Lawrence Firestone *CEO*	Turnaround specialist with 30+yrs of operations and financial management experience in global public and private companies. CFO of Xiotech, CFO Advanced Energy, SVP, CFO Applied Films	✓
Philip Varley *CFO*	CFO of several companies in turnaround situations where companies were restructured and led to profitability	✓
Steve Wagner *VP Storage Sales*	30 yrs sales experience at Fortune 500 and emerging companies in charge of Business Development and VP Sales including SCS Interactive, ABB, Aegis Analytical	✓
James Steger *VP Operations*	40 yr operations executive at companies such as Seagate, Western digital, Maxtor, KP Precision where he managed worldwide operations.	✓
Randy Johnson *VP Sales N2Power*	22 yrs experience with hardware, services and software sales, management, Business Development and marketing through diverse channels	
Bill Lurie *VP Engineering*	17 yrs at Qualstar; led development and introduction of RLS-8500 Expandable Tape library; manages engineering for N2Power & Storage	
Bob Covey *VP Marketing*	Nearly 20 yr veteran of Qualstar; with prior experience at optical disk library company, ATG Cygnet and disk drive manufacturer, Micropolis	

IR PRESENTATION

New, Independent Board

Extensive Experience Across Disciplines

Board Member	Relevant Experience	Independent
Allen Alley*	CEO and Chairman of Pixelworks; public and private board veteran; venture capital partner and Presidential Appointee for US-Japan international trade relations	✓
Chet Baffa**	40+ yr veteran of the data storage and computing industries, instrumental in building sales, marketing and operating strategies for rapid growth and profitability	✓
Lawrence Firestone	Turnaround specialist with over 30 yrs of operations and financial management experience in global public and private companies	
Gerald "Bud" Laber*	33 yrs at Arthur Anderson; appointed as Audit Committee Chair; vast public company board experience including Boulder Brands, Scott's Liquid Gold and Allied Motion	✓
Daniel Molhoek*	M&A specialist and attorney, board member and advisor to numerous private companies	✓

* *Appointed in last 12 months*
** *Newly nominated*

Significantly Enhanced Board Strength

Board Focused on Governance & Shareholder Value

- Independent
  - CEO is only management member on the Board
  - Independent chairman
  - Only outside directors on key committees
- Leadership and Involvement
  - Decades of combined board service on multiple public and private companies
  - Active Board with frequent meetings and discussions
- Shareholder-Friendly Governance
  - Annual election of all directors
  - Transparent governance guidelines
  - Shareholder special meetings allowed; no supermajorities
- Shareholder Protection: Shareholder Rights Agreement
  - Board deliberated carefully and enacted limited shareholder rights plan to protect against BKF's coercive and potentially creeping control of Qualstar
    - 1 year duration
    - To be ratified by shareholders
    - Qualified offer provision
    - No dead-hand, slow-hand or similar features

Margin Expansion – US Outsourced Manufacturing

- US Outsourced manufacturing of library products
  - Improving margins
    - Lower material and fixed costs
    - 20% Workforce reduction (majority of manufacturing staff hired by CTS)
  - Working capital management
    - Reduced footprint – eliminated need for 45,000 square feet
    - Limited inventory requirements and cash outlay
    - Leveraging supply chain – purchasing subassemblies vs. raw materials
- Successful roll-out of 1st outsourced RLS™ product in May 2013
  - Less than 60 days after transfer to CTS
  - Fully scalable cost-effective production capacity in place
- Scalable ISO-9000 certified manufacturing
  - Ability to meet Tier 1 OEM requirements

High Growth Sales Opportunities

- Strengthened sales leadership and energized sales teams
- Sales channel expansion
  - N2Power – Key account focus on distributors
  - Storage – Expand reseller distribution channel
- Development of alternate sales channels
  - Alliances allowing Qualstar to sell through a larger sales force
  - OEM sales opportunities
- Design wins – N2Power
  - Design wins with current customers' new products
  - Key design wins with new customers
- Expanded product roadmap
  - New storage product introductions
  - Defined roadmap for N2Power
- Mine installed base for upgrade and next-gen product sales

IR PRESENTATION

Driving Sales through Increased Partnerships

- Added 40 resellers in storage over the last 12 months
- Joined Tier One Technology Alliance Program
  - ➢ Part of best of breed technology solutions
  - ➢ Outsourced manufacturing was key to securing agreement:
    - ISO-9000 EMS production
    - Scalability of production volume
- Expanded N2Power distributors, resellers, reps
  - ➢ Added 6 in the last 12 months
- Maximize recurring service revenue stream
  - ➢ High gross margin business
  - ➢ Improved profitability



IR PRESENTATION

Positioned to Focus on New Storage Products



- Outsourced manufacturing frees up resources for product development
- Product refresh complete
  - XLS and RLS product lines
- Initiated new product pipeline
  - Better define, target and convert opportunities
  - Develop products to address market needs and capture opportunities

IR PRESENTATION

N2Power Product Introductions

Expanded engineering capacity to address market needs

Additional standard products	Customer-specific products
↑	↑
New vertical markets (LED, industrial, medical)	Increase footprint in existing customer base

40 design wins YTD with 18 in FQ3 2013 vs. 14 FQ2 2013
Outsourcing DVT test to shorten new product development time

IR PRESENTATION

P&L Review*

(In thousands, except per share amounts)	Q3:13	Q2:13	Q1:13	2012
	Years Ended June 30,			
Power supplies	$1,437	$1,229	$1,544	$9,420
Library	1,969	2,126	1,908	7,661
Net revenues	3,406	3,355	3,452	17,081
Gross margin	40.0%	43.5%	36.6%	27.3%
Total operating expenses	2,635	2,465	1,937	7,201
Operating loss	(1,309)	(1,004)	(673)	(2,538)
Loss per share:	($0.11)	($0.08)	($0.05)	($0.19)
Shares used to compute loss per share:				
Basic and diluted	12,253	12,253	12,253	12,253

*Pro forma excluding restructuring charges

Significant Gross Margin Improvement

Impact of Charges to FY 2013 P&L

Cash Restructuring Charges	Non-Cash Restructuring Charges
• $600K employee separation • $300K contract labor to empty/reconfigure operations • $160K recruiting fees	• $1.4M write off of excess space • $600K write-off/scrap of Inventory

Service Revenue Recognition Change

- +$500K Deferred revenue not recognized in FQ3 2013

Shareholder Proxy Contest Costs

- $700K Tender offer and proxy contest

TOTAL Charges - $4.3M or $0.35/share

IR PRESENTATION

Balance Sheet Highlights

(In thousands)	March 2013	June 2012
Cash and investments	$16,745	$20,885
Accounts receivable	3,425	2,995
Inventories	2,585	4,475
Total current assets	23, 531	28,824
Total current liabilities	5,314	3,745
Total shareholders' equity	18,191	25,053

Inventories 42% Lower (remainder to be sold to CTS)
Cash burn – Restructuring, Proxy and Operations

Inorganic Growth Opportunities

Expand Product Suite

- Complementary lines in storage and power

Expand Sales Channels

- Channel partners
- Integrators
- Resellers

Expand Target Markets

- Geographic diversification
- Power – LED lighting, telecom switches, LCDs
- Storage – Enterprise, OEM, Archive appliance

IR PRESENTATION

FY 2014 Strategic Focus – Driving Growth

- Sales growth
  - Standard channel expansion
  - Alternate channel expansion – Tier 1 reseller, OEM product
- Product expansion
  - Develop new library products for FY 2015 launch
  - Develop new N2Power products for FY2015/2016 launch
- Operations
  - Complete outsourcing of XLS manufacturing (incl. sale of inventory)
  - Optimize forecasting & order process for effective production and partnership with suppliers
- G&A
  - Enhance processes for maximum performance
- Financial
  - FY Revenue, margin and profit targets

IR PRESENTATION

Targeting Shareholder Value

($ in Millions) *(% of revenues)*	Mid-Term Target	Long-Term Target
Revenues	~$25M	~$50M
Gross Margin	42%	45%
Engineering	13%	10%
Sales & Marketing	12%	8%
G&A	11%	7%
Operating Expenses	36%	25%
Operating Margin	6%	20%

IR PRESENTATION

QBAK – A Compelling Investment Case

- Driving Optimal Business Model
- Cohesive, Disciplined Management Team
- Expanding Margins & Improving Working Capital
- Optimizing Infrastructure to Drive New Products
- Strong Growth Potential in Storage & Power Markets
- Organic and Inorganic Growth Initiatives
- Focused on Execution/Shareholder Value

Qualstar…Poised for Success

Superior products	✓
Restructured company	✓
Re-energized team	✓
Growing markets	✓
Cohesive, experienced management & Board	✓
Effective strategy in place, delivering results	✓
Increasing investor interest	✓

Driving Profitable, Sustainable Growth & Shareholder Value

IR PRESENTATION

QUALSTAR

N2Power
A Qualstar® Company

Thank You